SMITH BARNEY
           PRECIOUS METALS AND MINERALS FUND INC.
                        (the "Fund")

        Supplement to Prospectus dated March 1,
1995



New Management Agreement

       At a special meeting held on December 18, 1995, the shareholders of the Fund approved a new management agreement (the "Agreement") between Smith Barney Mutual
Funds Management Inc. ("SBMFM") and the Fund. Under the Agreement, SBMFM will provide investment advisory and administrative services. For these services, SBMFM will be paid a management fee at an annual rate of 0.75% of the value of the Fund's daily net assets. The
Agreement replaces the Fund's existing investment advisory and administration agreements with Smith Barney
Strategy  Advisers  Inc.  and SBMFM, respectively.



Change in Investment Objective


     Also on December 18, 1995, the shareholders of the
Fund approved           a   proposal  to  amend  the
Fund's   investment
objective. As a result, the Fund's investment objective has been broadened to permit the Fund to seek long-term capital appreciation by investing primarily in "Natural
Resource Investments" which are defined as: (1) equity and debt securities of companies principally engaged in
(a) owning or processing natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products, (b) owning or producing sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass, (c) participating in the exploration and development, transportation, distribution, and/or processing of natural resources, (d) owning or controlling oil, gas, or other mineral leases, rights or royalties, (e) providing related services or supplies, such as drilling, well servicing, chemicals, parts and equipment, (f) developing or participating in energy-efficient technologies or (g) the upgrading or processing of raw commodities into intermediate products; and (2) gold bullion and gold coins. A company will be considered to be "principally engaged" in a business or an activity if it derives at least 50% of its total revenue from that business or activity.



Risk Factors and Special Considerations


      No  assurance can be given that the Fund will
achieve its  investment  objective. The Fund's
investments  may  be subject to greater risk and market
fluctuation than  a  fund that  invests in securities
representing a broader range  of investment  alternatives.
Historically,  stock  prices
of
companies involved in natural resources industries have
been volatile.  The  Fund's policy of investing in
securities  of foreign  issuers also presents certain
risks not present  in domestic investments. The Fund may
invest in medium- or lowrated
securities  and  unrated  securities  of  comparable
qualities.  Generally,  these  securities  offer  a
higher current   yield  than  the  yield  offered  by
higher-rated securities but involve greater volatility of prices and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.



      In addition, effective December 18, 1995, the name of the Fund will become "Smith Barney Natural Resources
Fund Inc." to reflect the Fund's new investment objective.




Supplement dated December 18, 1995

FD0 1058 12/95